UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported:        February 8, 2008

Pacific Sands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	00-29483	88-0322882
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

1509 Rapids Dr. Racine WI	53404
(Address of Principle Executive Offices)	(Zip Code)

(262) 619-3261
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written Communications pursuant to Rule 425 under Section Act (17 CFT 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Current Report on Form 8-K filed February 8, 2008 , amended on  Form 8-K/A filed March 18, 2008, of Pacific Sands, Inc. (“Pacific Sands”) reporting the completion of its acquisition of Natural Choices Home Safe Products LLC (“Natural Choices”). The sole purpose of this amendment is to provide the historical financial statements of Natural Choices required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited Balance Sheet of Natural Choices as of December 31, 2007 and 2006 and the related audited Statements of Income, Members’ Equity (Deficit), and Cash Flows for the years then ended are filed as Exhibit 99.1 to this amendment and incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The unaudited Pro Forma Financial Information of Pacific Sands and Natural Choices are filed as Exhibit 99.2 to this amendment and incorporated herein by this reference.

(c)	Exhibits.
99.1
Audited Balance Sheet of Natural Choices Home Safe Products LLC as of December 31, 2007 and 2006 and the related audited Statements of Income, Members’ Equity (Deficit), and Cash Flows for the years then ended.

99.2	Unaudited Pro Forma Financial Information of Pacific Sands Inc. and Natural Choices Home Safe Products LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant had duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Pacific Sands, Inc.
(Registrant)

Dated: April 25, 2008	/s/ Michael Wynhoff
Michael Wynhoff, CEO